                                                                    EXHIBIT 99.3

             Conversion Services International, Inc.
             Notes to Pro Forma Condensed Financial Statements

             PRO FORMA FINANCIAL INFORMATION

             The following Pro Forma Financial Statements are based on the historical financial statements of Conversion Services International, Inc. (the "Company") and Evoke Software Corporation ("Evoke"), adjusted to give effect to the acquisition of Evoke by the Company. The Balance Sheet assumes the acquisition occurred as of June 30, 2004. For accounting purposes, the Evoke acquisition was deemed to have occurred on June 30, 2004. Transaction volumes between June 28 and June 30, 2004 were de-minimis. The Pro Forma Income Statements, for the year ended December 31, 2003 and the six months ended June 30, 2004, assume the acquisition occurred as of the first day of the applicable period.

             The pro forma financial information does not reflect certain anticipated cost savings resulting from the operation of Evoke by the Company. There can be no assurance that the Company will be able to realize any anticipated cost savings. The pro forma statements should be read in conjunction with the audited consolidated financial statements of the Company and the related notes thereto which are included in the Company's Form 8-K/A which was filed with the SEC on April 1, 2004.

                     CONVERSION SERVICES INTERNATIONAL, INC.
                                  BALANCE SHEET
                                  JUNE 30, 2004
                                 (IN THOUSANDS)
                                   (Unaudited)

                                                                                                  Evoke
                                                                        Conversion              Pro forma        Pro forma
                                                                      Services Int'l           Adjustments     Consolidated
                                                                     --------------------      -------------  ---------------
ASSETS
CURRENT ASSETS
     Cash                                                                          $ 553  (1)           $ -            $ 553
     Restricted cash                                                                  83  (1)                             83
     Accounts receivable                                                           3,989  (1)             -            3,989
     Accounts receivable from related parties                                        786  (1)                            786
     Prepaid expenses                                                                256  (1)             -              256
     Costs in excess of billings                                                      27  (1)                             27
     Deferred tax asset                                                              688  (1)             -              688
                                                                     --------------------      -------------  ---------------

         TOTAL CURRENT ASSETS                                                      6,382                  -            6,382

PROPERTY AND EQUIPMENT, at cost, net                                                 628  (1)             -              628

OTHER ASSETS
     Due from stockholders, including accrued interest of $24                        206  (1)             -              206
     Goodwill                                                                      2,506  (1)             -            2,506
     Deferred financing costs                                                        515  (1)             -              515
     Intangible assets, net of accumulated amortization of $137                    6,547  (1)             -            6,547
     Equity investments                                                              123  (1)             -              123
     Other assets                                                                     14  (1)             -               14
                                                                     --------------------      -------------  ---------------
                                                                                   9,911                  -            9,911

INVESTMENT IN LIMITED LIABILITY COMPANY                                                -                  -                -
                                                                     --------------------      -------------  ---------------

                                                                                $ 16,921                $ -         $ 16,921
                                                                     ====================      =============  ===============

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
     Line of credit                                                              $ 2,041  (1)           $ -          $ 2,041
     Current portion of long-term debt                                                68  (1)             -               68
     Deferred revenue                                                              1,575  (1)                          1,575
     Accounts payable and accrued expenses                                         3,633  (1)             -            3,633
                                                                     --------------------      -------------  ---------------

         TOTAL CURRENT LIABILITIES                                                 7,317                  -            7,317
                                                                     --------------------      -------------  ---------------

LONG-TERM DEBT, net of current portion                                             2,100  (1)             -            2,100
                                                                     --------------------      -------------  ---------------

DEFERRED TAXES                                                                       337  (1)             -              337
                                                                     --------------------      -------------  ---------------

MINORITY INTEREST                                                                    199  (1)             -              199
                                                                     --------------------      -------------  ---------------

COMMITMENTS AND CONTINGENCIES                                                          -                  -                -

STOCKHOLDER'S EQUITY
     Common stock, $.001 par value, 1,000,000 shares authorized,
        issued and outstanding                                                       766                  -              766
     Additional paid in capital                                                    7,788                  -            7,788
     Cumulative translation adjustment                                                 -                  -                -
     Accumulated deficit                                                          (1,586)                 -           (1,586)
                                                                     --------------------      -------------  ---------------

                                                                                   6,968                  -            6,968
                                                                     --------------------      -------------  ---------------

                                                                                $ 16,921                $ -         $ 16,921
                                                                     ====================      =============  ===============


  See Accompanying Notes to Pro Forma Financial Statements

         CONVERSION SERVICES INTERNATIONAL, INC.
           PRO FORMA STATEMENTS OF OPERATIONS
         FOR THE SIX MONTHS ENDED JUNE 30, 2004
          (IN THOUSANDS, except per share data)
                       (Unaudited)


                                                                     Conversion         Evoke          Pro forma
                                                                   Services Int'l      Software        Adjustments       Pro forma
                                                                   (Consolidated)        Corp.            Evoke        Consolidated
                                                                ---------------     -------------    -------------   --------------

REVENUE                                                               $ 11,778           $ 2,380              $ -         $ 14,158

COST OF SERVICES                                                         8,219                90                -            8,309
                                                                ---------------     -------------    -------------   --------------

GROSS PROFIT                                                             3,559             2,290                -            5,849
                                                                ---------------     -------------    -------------   --------------

Selling and Marketing                                                    1,304             1,718                -            3,022
General and administrative                                               3,163               481                -            3,644
Product Development                                                          -               737                -              737
Restructuing Charge                                                          -                 5                -                5
Depreciation & amortization                                                 98               129              302 (3)          529
                                                                ---------------     -------------    -------------   --------------

OPERATING EXPENSES                                                       4,565             3,070              302            7,937
                                                                ---------------     -------------    -------------   --------------

INCOME FROM OPERATIONS                                                  (1,006)             (780)            (302)          (2,088)
                                                                ---------------     -------------    -------------   --------------

OTHER INCOME (EXPENSE), net                                               (145)               23                -             (122)
                                                                ---------------     -------------    -------------   --------------

LOSS BEFORE TAXES AND PRO FORMA INCOME TAXES                            (1,151)             (757)            (302)          (2,210)
                                                                ---------------     -------------    -------------   --------------

INCOME TAX BENEFIT                                                        (460)                 -                -            (460)
                                                                ---------------     -------------    -------------   --------------

NET LOSS BEFORE PRO FORMA INCOME TAXES                                    (691)             (757)            (302)          (1,750)

PRO FORMA INCOME TAX BENEFIT                                                 -              (302) (2)        (121)            (423)

                                                                ---------------     -------------    -------------   --------------
PRO FORMA NET LOSS                                                        (691)             (455)            (181)          (1,327)
                                                                ---------------     -------------    -------------   --------------

UNSECURED CONVERTIBLE LINE OF CREDIT BENEFICIAL CONVERSION FEATURE         667                 -                -              667

                                                                ---------------     -------------    -------------   --------------
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS                          $ (1,358)           $ (455)          $ (181)        $ (1,994)
                                                                ===============     =============    =============   ==============

PRO FORMA NET LOSS PER SHARE                                          $  (0.00)           $(0.00)          $(0.00)        $  (0.00)
                                                                ===============     =============    =============   ==============

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES USED IN THE PRO
FORMA NET LOSS SHARE CALCULATION                                   766,129,715       766,129,715      766,129,715      766,129,715
                                                                ===============     =============    =============   ==============

See Accompanying Notes to Pro Forma Financial Statements

            CONVERSION SERVICES INTERNATIONAL, INC.
              PRO FORMA STATEMENTS OF OPERATIONS
             FOR THE YEAR ENDED DECEMBER 31, 2003
             (IN THOUSANDS, except per share data)
                          (Unaudited)


                                                               Conversion             Evoke         Pro forma
                                                             Services Int'l          Software       Adjustments       Pro forma
                                                             (Consolidated)            Corp.           Evoke        Consolidated
                                                            ----------------     --------------   -------------    -------------

REVENUE                                                            $ 19,518            $ 5,905             $ -         $ 25,423

COST OF SERVICES                                                     13,472                381               -           13,853
                                                            ----------------     --------------   -------------    -------------

GROSS PROFIT                                                          6,046              5,524               -           11,570
                                                            ----------------     --------------   -------------    -------------

Selling and Marketing                                                 1,639              4,661               -            6,300
General and administrative                                            4,148              1,191               -            5,339
Product Development                                                       -              2,000               -            2,000
Restructuing Charge                                                                         40               -               40
Depreciation & amortization                                             224                457             603 (3)        1,284
                                                            ----------------     --------------   -------------    -------------

OPERATING EXPENSES                                                    6,011              8,349             603           14,963
                                                            ----------------     --------------   -------------    -------------

INCOME FROM OPERATIONS                                                   35             (2,825)           (603)          (3,393)
                                                            ----------------     --------------   -------------    -------------

OTHER INCOME (EXPENSE), net                                            (211)                (1)              -             (212)
                                                            ----------------     --------------   -------------    -------------

LOSS BEFORE TAXES AND PRO FORMA INCOME TAXES                           (176)            (2,826)           (603)          (3,605)
                                                            ----------------     --------------   -------------    -------------

INCOME TAX BENEFIT                                                        -                  -               -                -
                                                            ----------------     --------------   -------------    -------------

NET LOSS BEFORE PRO FORMA INCOME TAXES                                 (176)            (2,826)           (603)          (3,605)

PRO FORMA INCOME TAX BENEFIT                                            (70)            (1,129) (2)       (241)          (1,440)

                                                            ----------------     --------------   -------------    -------------
PRO FORMA NET LOSS                                                   $ (106)          $ (1,697)         $ (362)        $ (2,165)
                                                            ================     ==============   =============    =============

PRO FORMA NET LOSS PER SHARE                                         $(0.00)          $  (0.00)         $(0.00)        $  (0.00)
                                                            ================     ==============   =============    =============

WEIGHTED AVERAGE NUMBER OF COMMON
SHARES USED IN THE PRO FORMA NET LOSS
PER SHARE CALCULATION                                           766,129,715        766,129,715     766,129,715      766,129,715
                                                            ================     ==============   =============    =============

   See Accompanying Notes to Pro Forma Financial Statements

             CONVERSION SERVICES INTERNATIONAL, INC.
             Notes to Pro Forma Condensed Financial Statements

1) The pro forma balance sheet reflects the assets and liabilities acquired from Evoke Software Corporation as follows (in thousands):

             Acquired cash                                 $   497
             Acquired accounts receivable                      580
             Acquired customer contracts                     1,962
             Acquired tradename                                589
             Acquired computer software                      1,381
             Acquired other assets                              90
             Acquired furniture and equipment                  184
             Acquired deferred revenue                      (1,526)
             Acquired liabilities                           (1,937)

2) Adjustment to pro forma provision for income taxes which includes an adjustment to reflect the Company's pro forma income tax rate of 40.0%.
3) Adjustment to reflect the impact of the amortization of acquired intangible assets.